                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                       American Securities Partners VI,
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       American Securities Partners VI(B),
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       American Securities Partners VI(C),
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       American Securities Partners VI(D),
                                           L.P.

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       American Securities Associates VI,
                                           LLC

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       ASP MD Investco LP

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       Kevin S. Penn

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC

Name of Joint Filer:                       Loren S. Easton

Address of Joint Filer:                    c/o American Securities LLC

                                           299 Park Ave, 34th Floor

                                           New York, NY 10171

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  American Axle & Manufacturing
                                           Holdings, Inc. [ AXL ]

Date of Event Requiring Statement:
(Month/Day/Year):                          4/6/2017

Designated Filer:                          American Securities LLC